SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)  (Zip code)

(617) 912-1900
(Registrant’s telephone number, including area code)

Item 7.  Exhibits.

(c)           Exhibits.  The following exhibits are being furnished herewith:

Exhibit Number	Title

99.1	Boston Private Financial Holdings, Inc. press release dated January 22, 2004.
99.2	Boston Private Financial Holdings, Inc. slide presentation from quarterly conference call on January 22, 2004.

Item 12 – Results of Operations and Financial Condition.

The following information, including the Exhibits attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On January 22, 2004, Boston Private Financial Holdings, Inc. issued a press release announcing its financial results for the fourth quarter of 2003.  The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On January 22, 2004 Boston Private Financial Holdings, Inc. hosted a quarterly conference call to review the company’s financial results for the fourth quarter of 2003.  The slide presentation used in connection with the call is attached as Exhibit 99.2 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Date: January 26, 2004	/s/ Walter M. Pressey
Walter M. Pressey
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Boston Private Financial Holdings, Inc. press release dated January 22, 2004

99.2	Boston Private Financial Holdings, Inc. slide presentation from quarterly conference call on January 22, 2004.